UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 17, 2003


                           THE PHOENIX COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                       1-16517                06-0493340
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer I.D.
        Incorporation)                                             Number)


                    One American Row, Hartford, CT 06102-5056
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (860) 403-5000
              (Registrant's Telephone Number, including area code)

ITEM 9.           REGULATION FD DISCLOSURE

                  The Company today released the message to employees contained in Exhibit 99.1.

The following exhibit is furnished herewith:

Exhibit 99.1 -   Announcement to employees of The Phoenix Companies, Inc. dated
                 October 17, 2003, concerning the resignation of Sue A. Collins as Executive Vice President.




                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE PHOENIX COMPANIES, INC.


Date: October 17, 2003           By:  /s/ Bonnie J. Malley
                                      --------------------------------------
                                      Name:  Bonnie J. Malley
                                      Title: Senior Vice President